WAIVER


    WAIVER, dated as of March 25, 1997 (this "Waiver"), under the Credit Agreement dated as of September 28, 1995, as amended and restated through February 29, 1996 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Graphic Controls Corporation, a New York corporation (the "Borrower"), Graphic Holdings, Inc., a Delaware corporation ("Holdings"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the Co-Agents named therein and The Chase Manhattan Bank (as successor to Chemical Bank), a New York banking corporation, as agent for the Lenders (the "Agent").


                                W I T N E S S E T H :


    WHEREAS, the Borrower, Holdings, the Lenders and the Agent desire that certain provisions of the Credit Agreement be waived in the manner provided for in this Waiver;

    NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement, as amended hereby, are used herein as therein defined.

2. Waiver of Sections 8.13 and 8.14. The Required Lenders waive compliance by Holdings and the Borrower for the fiscal quarter ending March 31, 1997 with the provisions of Sections 8.13 and 8.14 of the Credit Agreement through May 31, 1997; provided that after May 31, 1997, the failure of Holdings and the Borrower to comply with Sections 8.13 and 8.14, as then in effect, for the fiscal quarter ending March 31, 1997 shall constitute an Event of Default.

3. Effectiveness. This Waiver shall become effective as of the date first written above on the condition that (a) the Borrower shall have delivered to the Agent duly executed copies of this Waiver, (b) the Agent shall have received duly executed copies of the Acknowledgment and Consent attached hereto signed by each of the Guarantors and (c) the Required Lenders shall have executed this Waiver.

4. Representations and Warranties. (a) The respective representations and warranties made by each of the Borrower and the other Loan Parties contained in the Loan Documents to which each is a party are true and correct, in all material respects, on and as of the date hereof after giving effect to this Waiver; and

   (b) Each of the Borrower and Holdings has the power and authority and the legal right to make and deliver this Waiver and has taken all necessary action to authorize the execution and delivery of this Waiver.

5. No Other Amendments or Waivers. Except as expressly waived herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

6. Counterparts. This Waiver may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

7. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their duly authorized officers as of the date first written above.


                                     GRAPHIC HOLDINGS, INC.


                                     By:_________________________
                                     Title:


                                     GRAPHIC CONTROLS CORPORATION


                                     By:_________________________
                                     Title:


                                     THE CHASE MANHATTAN BANK,
                                     as Agent and as a Lender


                                     By:_________________________
                                     Title:


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Co-Agent and as a Lender


                                     By:__________________________
                                     Title:


                                     FLEET BANK OF MASSACHUSETTS, N.A.,
                                     as Co-Agent and as a Lender


                                     By:___________________________
                                     Title:


                                     MERRILL LYNCH PRIME RATE PORTFOLIO

                                     By:  Merrill Lynch Asset Management,
                                     L.P., as Investment Advisor


                                     By:____________________________
                                     Title:


                                     RESTRUCTURED OBLIGATIONS BACKED
                                     BY SENIOR ASSETS B.V.

                                     By: its Managing Director
                                     ABN TRUSTCOMPANY (NEDERLAND) B.V.


                                     By:____________________________
                                     Title:

                                     By:____________________________
                                     Title:


                                     SENIOR DEBT PORTFOLIO

                                     By: Boston Management and Research,
                                     as Investment Advisor


                                     By:_____________________________
                                     Title:


                                     VAN KAMPEN AMERICAN CAPITAL
                                     PRIME RATE INCOME TRUST


                                     By:______________________________
                                     Title:


                                     CAISSE NATIONALE DE CREDIT AGRICOLE


                                     By:_______________________________
                                     Title:


                                     COMERICA BANK


                                     By:________________________________
                                     Title:


                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By:________________________________
                                     Title:


                                     MANUFACTURERS AND TRADERS TRUST COMPANY


                                     By:________________________________
                                     Title:


                                     SOCIETE GENERALE, NEW YORK BRANCH


                                     By:________________________________
                                     Title:


                                     PILGRIM PRIME RATE TRUST


                                     By:________________________________
                                     Title:


                                     NATIONAL CITY BANK


                                     By:________________________________
                                     Title:


                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                     By:________________________________
                                     Title:


                                     AERIES FINANCE LTD.


                                     By:________________________________
                                     Title:

                        ACKNOWLEDGMENT AND CONSENT


                Each of the undersigned Guarantors, as of March 25, 1997, hereby consents and agrees to the terms and conditions of the foregoing Waiver, and acknowledges and agrees that its obligation under each of the Credit Documents are and shall remain in full force and effect after giving effect to the foregoing Amendment.


                                    Graphic Holding Corporation
                                    Tronomed, Inc.
                                    Tronomed Express, Inc.
                                    Devon Industries, Inc.


                                    By:
                                    ----------------------------
                                    Name:
                                    Title: